UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2014 (February 28, 2014)

On Track Innovations Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Israel
(State or Other Jurisdiction of Incorporation)

000-1021604	N/A
(Commission File Number)	(IRS Employer Identification No.)

Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel	12000
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 3, 2014, On Track Innovations Ltd. ("OTI") announced the closing of the sale of its wholly owned German subsidiary, Intercard System Electronics GmbH ("Intercard"), to a private party.  Intercard manufactures electronic assemblies and devices, including OTI’s NFC readers and other non-OTI related products. The consideration for the sale of Intercard includes an upfront payment of ˆ700,000 and future debt payments of certain amounts, as well as preferred pricing for Intercard services for the ongoing manufacturing of OTI readers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: March 5, 2014	By:	/s/ Ofer Tziperman
	Name:	Ofer Tziperman
	Title:	Chief Executive Officer